SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2010
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DENDREON CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-30681	22-3203193
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

3005 First Avenue
Seattle, Washington
98121
(Address of principal executive offices) (zip code)

(206) 256-4545
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sale of Securities.

On December 22, 2010, Dendreon Corporation (the “Company”) entered into an arrangement to exchange an aggregate of 2,546,231 shares of its authorized and unissued common stock (the “Shares”) for full settlement of $24,850,000 in aggregate principal face amount of its 4.75% Convertible Senior Subordinated Notes due 2014 (the “Notes”), which transaction is anticipated to be settled on or about December 28, 2010. The Shares will be issued solely to existing holders of the Notes, pursuant to the exemption from registration provided under Section 3(a)(9) of the Securities Act of 1933, as amended. This exemption is available to the Company because the Shares will be exchanged by the Company with existing holders of the Notes exclusively where no commission or other remunerations was paid or given directly or indirectly for soliciting such an exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

	By:	/s/ Gregory T. Schiffman
Gregory T. Schiffman
Executive Vice President, Chief Financial Officer and Treasurer
December 23, 2010